EQ ADVISORS TRUST

SUPPLEMENT DATED AUGUST 1, 2010 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2010

AXA Conservative Strategy Portfolio

AXA Conservative Growth Strategy Portfolio

AXA Balanced Strategy Portfolio

AXA Moderate Growth Strategy Portfolio

AXA Growth Strategy Portfolio

This Supplement updates the above-referenced Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about changes to information regarding certain Portfolios of the Trust.

The second sentence in the third paragraph of the “Portfolio Holdings Disclosure Policy” is revised to include AXA Equitable as an entity to whom the Portfolios provide holdings information.

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The third sentence in the first paragraph of the section of the SAI “Management of the Trust – The Administrator” is deleted and replaced with the following information:

For these administrative services, each Portfolio pays a fee at an annual rate of 0.15% of the Portfolios average daily net assets, plus $32,500.

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The second sentence in the third paragraph of the section of the SAI “Management of the Trust – The Distributors” is deleted and replaced with the following information:

“Under the Class IB Distribution Plan, each Portfolio is authorized to pay the Distributors an annual distribution fee of up to 0.25% of each Portfolio’s average daily net assets attributable to Class IB shares.”

The subsequent sentence of this paragraph is deleted.